GREENWICH STREET MUNICIPAL FUND INC.
                              388 GREENWICH STREET
                            NEW YORK, NEW YORK 10013

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS


                            ------------------------
                        TO BE HELD ON SEPTEMBER 13, 1995
                            ------------------------


To the Shareholders of Greenwich Street Municipal Fund Inc.:

     Notice is hereby given that the Annual Meeting of Shareholders of Greenwich Street Municipal Fund Inc. (the "Fund") will be held at the offices of Smith Barney, 388 Greenwich Street, 22nd Floor, New York, New York at 11:00 a.m. on September 13, 1995 for the following purposes:

     1.   To elect six (6) Directors of the Fund (PROPOSAL 1);

     2. To ratify the selection of KPMG Peat Marwick LLP as the independent accountants of the Fund for the current fiscal year of the Fund (PROPOSAL 2);

     3. To consider and vote upon such other matters as may come before said meeting or any adjournment thereof.

     The close of business on July 17, 1995 has been fixed as the record date for the determination of shareholders entitled to notice of and to vote at the meeting and any adjournment thereof.

                                             By Order of the Board of Directors,

                                             Christina T. Sydor
                                             Secretary

August 9, 1995


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  YOUR VOTE IS IMPORTANT REGARDLESS OF THE SIZE OF YOUR  HOLDINGS IN THE FUND.
  WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, WE ASK THAT YOU PLEASE COMPLETE AND SIGN THE ENCLOSED PROXY CARD AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE WHICH NEEDS NO POSTAGE IF MAILED IN THE CONTINENTAL UNITED STATES. INSTRUCTIONS FOR THE PROPER EXECUTION OF PROXIES ARE SET FORTH ON THE INSIDE COVER.
--------------------------------------------------------------------------------

                     INSTRUCTIONS FOR SIGNING PROXY CARDS

     The following general rules for signing proxy cards may be of assistance to you and avoid the time and expense to the Fund involved in validating your vote if you fail to sign your proxy card properly.


     1. Individual Accounts: Sign your name exactly as it appears in the registration on the proxy card.

     2. Joint Accounts: Either party may sign, but the name of the party signing should conform exactly to a name shown in the registration.

     3.   All Other Accounts:  The capacity of the individual  signing the proxy
          should  be   indicated   unless  it  is   reflected  in  the  form  of
          registration. For example:

Registration                                         Valid Signature
------------                                         ---------------

Corporate Accounts
(1) ABC Corp. .................................    ABC Corp.
(2) ABC Corp. .................................    John Doe, Treasurer
(3) ABC Corp.
    c/o John Doe, Treasurer ...................    John Doe
(4) ABC Corp. Profit Sharing Plan .............    John Doe, Trustee

Trust Accounts
(1) ABC Trust .................................    Jane B. Doe, Trustee
(2) Jane B. Doe, Trustee
    u/t/d 12/28/78 ............................    Jane B. Doe

Custodian or Estate Accounts
(1) John B. Smith, Cust.
    f/b/o John B. Smith, Jr. UGMA .............    John B. Smith
(2) Estate of John B. Smith ...................    John B. Smith, Jr., Executor

                      GREENWICH STREET MUNICIPAL FUND INC.
                              388 GREENWICH STREET
                            NEW YORK, NEW YORK 10013


                            ------------------------

                         ANNUAL MEETING OF SHAREHOLDERS

                               SEPTEMBER 13, 1995

                            ------------------------


                                 PROXY STATEMENT

     This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of Greenwich Street Municipal Fund Inc. (the "Fund") for use at the Annual Meeting of Shareholders of the Fund to be held on September 13, 1995, at the offices of Smith Barney, 388 Greenwich Street, 22nd Floor, New York, New York and at any adjournments thereof (the "Meeting"). A
Notice  of  Meeting  of  Shareholders  and a proxy  card  accompany  this  Proxy
Statement. Proxy solicitations will be made primarily by mail, but proxy solicitations also may be made by telephone, telegraph, or personal interview conducted by officers of the Fund and officers and regular employees of Smith Barney Mutual Funds Management Inc. ("SBMFM"), the Fund's investment adviser and administrator and The Shareholder Services Group, Inc., a subsidiary of First Data Corporation ("TSSG"), the Fund's transfer agent. The cost of solicitations and the expense incurred in connection with preparing the Proxy Statement and its enclosures will be paid by the Fund. The Fund will also reimburse brokerage firms and others for their expenses in forwarding solicitation materials to the beneficial owners of shares. This Proxy Statement is first being mailed to shareholder on or about August 9, 1995.

     If the enclosed Proxy is properly executed and returned in time to be voted at the Meeting, the shares of the capital stock of the Fund ("Shares") represented thereby will be voted in accordance with the instructions marked thereon. Unless instructions to the contrary are marked thereon, a proxy will be voted FOR the matters listed in the accompanying Notice of Annual Meeting of Shareholders. For purposes of determining the presence of a quorum for transacting business at the Meeting, abstentions and broker "non-votes" (that is, proxies from brokers or nominees indicating that such persons have not received instructions from the beneficial owner or other persons entitled to vote Shares on a particular matter with respect to which the broker or nominees do not have discretionary power) will be treated as Shares that are present but which have not been voted. For this reason, abstentions and broker "non-votes" will have the effect of a "no" vote for purposes of obtaining the requisite approval of each proposal.

     In the event that a quorum is not present at the Meeting, or in the event that a quorum is present but sufficient votes to approve any of the proposals are not received, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitations of proxies. In determining whether to adjourn the Meeting, the following factors may be considered: the nature of the proposals that are the subject of the Meeting; the percentage of votes actually cast; the percentage of negative votes actually cast; the nature of any further solicitation and the information to be provided to shareholders with respect to the reasons for the solicitation. Any adjournment will require the affirmative vote of a majority of the Shares represented at the Meeting in person or by proxy. A shareholder vote may be taken on one of the proposals in this Proxy Statement prior to such adjournment if sufficient votes have been received and it is otherwise appropriate. Under the Fund's By-laws, a quorum is constituted by the presence or by proxy of the holders of a majority of the outstanding Shares entitled to vote at the Meeting.

     The close of business on July 17, 1995 has been fixed as the record date of the determination of shareholders entitled to notice of and to vote at the Meeting and all adjournments thereof.

     The Fund has one class of share common stock which has a par value of $.01 per share (the "Common Stock"). On July 17, 1995, there were 19,558,334 shares of the Common Stock outstanding. Each shareholder is entitled to one vote for each Share held and a proportionate fraction of a vote for any fractional Share held.

     As of the Record Date, to the knowledge of the Fund and its Board, no single shareholder or "group" (as that term is used in Section 13(d) of the Securities and Exchange Act of 1934 (the "Exchange Act")), except set forth below, beneficially owned more than 5% of the outstanding Shares of the Fund. As of the Record Date, Cede & Co., a nominee partnership of the Depository Trust Company, held 19,029,368 Shares, or 99% of the Fund's Shares. Of the Shares held by Cede and Co., Smith Barney held of record 17,947,011 Shares, or 89% of the Fund's Shares, for which it has discretionary and non-discretionary authority. As of the Record Date, the officers and Board Members of the Fund as a group beneficially owned less than 1% of the Shares of the Fund.

     In order that a shareholder's Shares may be represented at the Meeting, shareholders are required to allow sufficient time for their proxies to be received on or before 9:00 a.m. on September 13, 1995.

     Proposal 1 requires for approval the affirmative vote of a plurality of the votes cast at the Meeting in person or by proxy by the shareholders of the Fund voting on the matter. Proposal 2 requires for approval the affirmative vote of a plurality of the votes cast at the Meeting in person or by proxy by the shareholders of the Fund voting on the matter.

                        PROPOSAL 1: ELECTION OF DIRECTORS

     The first  proposal to be  considered at the Meeting is the election of six
(6) Directors of the Fund.

     Under the terms of the Fund's Charter, the holders of Common Stock, are to elect six Directors of the Fund. Charles Barber, Robert A. Frankel, Martin Brody, Dwight B. Crane, Heath B. McLendon and Allen J. Bloostein have previously served as Directors. Each nominee has consented to serve as a Director if elected at the Meeting. If a designated nominee declines or otherwise becomes unavailable for election, however, the proxy confers discretionary power on the persons named therein to vote in favor of a substitute nominee or nominees.

     Set forth below are the names of the nominees for re-election to the Fund's Board of Directors, together with certain other information:

                                                                Number Of The
                                                               Fund's Common
Name, Age, Principal Occupation and         Served as        Stock Beneficially
Other Business Experience During the       a Director           Owned As Of
Past Five Years                          Since     Class       July 17, 1995
------------------------------------     ---------------     -----------------

Charles Barber (76)                      1994     Common
Consultant; formerly Chairman of the
Board, ASARCO Incorporated

Allan J. Bloostein (64)                  1994     Common
Consultant, formerly Vice Chairman of
the Board of May Department Stores
Company; Director of Crystals Brands,
Inc. Melville Corp., R.G. Barry Corp.
and Hechinger Co.

Martin Brody (72)                        1994     Common
Vice Chairman of the Board of
Directors of Restaurant Associates
Corp.; Director of Jaclyn, Inc. an
apparel manufacturer

Dwight B. Crane (56)                     1994     Common              450
Harvard Business School
Soldiers Field Road
Boston, MA 02163

Robert A. Frankel (68)                   1994     Common              200
102 Grand Street
Croton-on-Hudson, New York
10520

                                                                Number Of The
                                                               Fund's Common
Name, Age, Principal Occupation and         Served as        Stock Beneficially
Other Business Experience During the       a Director           Owned As Of
Past Five Years                          Since     Class       July 17, 1995
------------------------------------     ---------------     -----------------

Heath B. McLendon* (62)                  1994     Common              527
388 Greenwich Street, 22nd Floor
New York, New York 10013
Managing Director of Smith Barney
Inc., Chairman of Smith Barney
Strategy Advisers Inc. and President
SBMFM; prior to July 1993,
Senior Executive Vice President of
Shearson Lehman Brothers Inc.,
Vice Chairman of Asset Management
Division of Shearson Lehman Brothers
Inc., Director of PanAgora Asset
Management, Inc. and PanAgora Asset
Management Limited

----------
* Interested person of the Fund as defined in the Investment Company Act of 1940, as amended (the "1940 Act").

** For this purpose, "beneficial ownership" is defined under Section 13(d) of the Securities Exchange Act of 1934 (the "Exchange Act"). This information as to beneficial ownership is based upon information furnished to the Fund by Directors.

     Section 16(a) of the Exchange Act requires the Fund's officers and directors and persons who beneficially own more than ten percent of the Fund's Common Stock, to file reports of ownership with the Securities and Exchange Commission, the New York Stock Exchange, Inc. and the Fund. Based solely upon its review of the copies of such forms received by it and representations from certain such persons, the Fund believes that during its fiscal year ended May 31, 1995, all filing requirements applicable to such persons were complied with.

     The names of the principal officers of the Fund, with the exception of Mr. McLendon are listed in the table below together with certain additional information. Mr. McLendon was elected Chairman of the Board in 1994. Each of the officers of the Fund will hold such office until a successor is voted upon by the Board of Directors.

                                                    Principal Occupations and
                                Position            other Affiliations During
Name and Age              (Year First Elected)         the Past Five Years
-------------             --------------------    -----------------------------

Jessica M. Bibliowicz,     President (1995)       Executive  Vice  President  of
age 35                                            Smith  Barney  Inc.;  prior to
                                                  1994,  Director  of Sales  and
                                                  Marketing    for    Prudential
                                                  Mutual  Portfolios;  prior  to
                                                  1991,  First  Vice  President,
                                                  Asset  Management  Division of
                                                  Shearson Lehman Brothers Inc.

Joseph P. Deane,           Vice President and     Managing  Director  of  SBMFM;
age 39                     Investment Officer     prior to July  1993,  Managing
                           (1994)                 Director  of  Shearson  Lehman
                                                  Advisors.

Lewis E. Daidone,          Senior Vice President  Chief    Financial    Officer,
age 37                     Managing Director      Director   and   Senior   Vice
                           of Smith Barney        President of SBMFM.
                           Inc.; and Treasurer
                           (1994)

Christina T. Sydor,        Secretary (1994)       Managing   Director  of  Smith
age 44                                            Barney Inc.;  General  Counsel
                                                  and Secretary of SBMFM.

     The principal business address of Ms. Bibliowicz, Mr. Deane, Mr. Daidone and Ms. Sydor is 388 Greenwich Street, New York, New York 10013. None of the executive officers of the Fund owns any shares of the Fund.

     No officer, director or employee of the Fund's investment adviser or administrator receives any compensation from the Fund for serving as an officer or director of the Fund. The Fund pays each Director who is not a director, officer or employee of the Fund's investment adviser or administrator a fee of $5,000 per year plus $500 per regular meeting. The Fund also reimburses each Director actual out of pocket expenses relating to attendance at meeting. The aggregate remuneration and expenses paid by the Fund to such Directors during the fiscal year ended May 31, 1995 amounted to $39,500.

                                                                    Number of
                                                                 Portfolios for
                                                 Total           which Director
                               Total         Compensation        Serves Within
                           Compensation     from Portfolio         Portfolio
  Name of Person            from Fund           Complex              Complex
  --------------           ------------     --------------       --------------

Charles Barber                $8,000            $ 40,500                6
Martin Brody                  $8,000            $111,675               20
Dwight Crane                  $7,500            $125,975               24
Allan Bloostein               $8,000            $ 79,000               10
Robert Frankel                $8,000            $ 75,850                8
Heath B. McLendon             --                --                     41

     During the fiscal year ended May 31, 1995 the Directors of the Fund met 5 times. Each Director attended at least 75% of the meetings held during the period they were in office. The Fund's Audit Committee is comprised of those Directors who are not "interested persons" of the Fund as defined in the 1940 Act. The Audit Committee is responsible for recommending the selection of the Fund's independent accountants and reviewing all audit as well as non-audit accounting services performed for the Fund. During the fiscal year ended May 31, 1995 the Audit Committee met three times. All of the Audit Committee members attended the meetings.

     Election of the listed nominees for Director will require the affirmative vote of the holders of a majority of the shares of the Common Stock.

THE BOARD OF THE FUND, INCLUDING ALL THE INDEPENDENT BOARD MEMBERS, RECOMMENDS THAT SHAREHOLDERS VOTE "FOR" THE ELECTION OF NOMINEES TO THE BOARD.

PROPOSAL 2:  TO RATIFY THE SELECTION OF KMPG PEAT MARWICK LLP AS THE INDEPENDENT
             ACCOUNTANTS FOR THE FUND FOR THE CURRENT FISCAL YEAR

     The second proposal to be considered at the Meeting is the ratification of the selection of KMPG Peat Marwick LLP ("Peat Marwick") as the independent public accountants for the Fund for the fiscal year ending May 31, 1996.

     Coopers & Lybrand L.L.P. ("Coopers & Lybrand") served as the Fund's independent public accountants for the fiscal year ended May 31, 1995. On May 24, 1995, based upon recommendation of the Audit Committee of the Fund's Board of Directors, and in accordance with Section 32 of the 1940 Act, and the rules thereunder, the Board voted to appoint Peat Marwick as the Fund's independent accountants for the fiscal year ending May 31, 1996.

     During the Fund's two most recent fiscal years ended May 31, 1994 and 1995, Coopers & Lybrand's report on the Fund's financial statements contained no adverse opinion or disclaimer or opinion, nor were they qualified or modified as to uncertainty, audit scope, or accounting principles. During the same period, there were no disagreements with Coopers & Lybrand on any matter of accounting principles or practices, financial statements disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Coopers & Lybrand, would have caused it to make reference to the subject matter of the disagreement in connection with its report. During this period, there have been no "reportable events" as such term is described in Item 304(a)(1)(v) of Regulation S-K with respect to Coopers & Lybrand.

     During the Fund's two most recent fiscal years ended May 31, 1994 and 1995, the Fund has not consulted with Peat Marwick on items which (i) concerned the application of accounting principals to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Fund's financial statements or (ii) concerned the subject matter of a disagreement or reportable event with Coopers & Lybrand.

     The Fund has requested Coopers & Lybrand to furnish it with a letter addressed to the Securities and Exchange Commission stating whether Coopers & Lybrand agrees with the statements contained in the paragraphs above. If the Fund receives a written request from any shareholder at least five (5) days prior to the Meeting stating that the shareholder will be present in person at the Meeting and desires to ask questions of Coopers & Lybrand and Peat Marwick, the Fund will arrange to have representatives of each present at the Meeting to respond to appropriate questions.


                                  REQUIRED VOTE

     Ratification of the selection of Peat Marwick as independent accountants requires the affirmative vote of the majority of the votes cast at the Meeting in person or by proxy.

THE BOARD OF DIRECTORS, INCLUDING ALL OF THE "NON-INTERESTED" DIRECTORS, RECOMMENDS THAT SHAREHOLDERS VOTE "FOR" RATIFICATION OF THE SELECTION OF INDEPENDENT ACCOUNTANTS.


                    OTHER MATTERS TO COME BEFORE THE MEETING

     The Directors do not intend to present any other business at the Meeting, nor are they aware that any shareholder intends to do so. If, however, any other matters are properly brought before the Meeting, the persons named as proxies in the accompanying form of proxy will vote thereon in accordance with their judgment.

                    SHAREHOLDER'S REQUEST FOR SPECIAL MEETING

     Shareholders entitled to cast at least 25% of all votes entitled to be cast at a meeting may require the calling of a meeting of shareholders for the purpose of voting on the removal of any Director of the Fund. Meetings of shareholders for any other purpose also shall be called by the Chairman of the Board, the President or the Secretary of the Fund when requested in writing by shareholders entitled to cast at least 25% of all votes entitled to be cast at the Meeting.


                      SUBMISSION OF SHAREHOLDERS PROPOSALS

     All proposals by shareholders of the Fund which are intended to be presented at the Fund's next Annual Meeting of Shareholders to be held in 1996 must be received by the Fund for consideration for inclusion in the Fund's proxy statement and proxy relating to that meeting no later than April 10, 1996.



August 9, 1995

                              ---------------------


IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY. SHAREHOLDERS WHO DO NOT EXPECT TO ATTEND THE MEETING ARE THEREFORE URGED TO COMPLETE AND SIGN, DATE AND RETURN THE PROXY CARD AS SOON AS POSSIBLE IN THE ENCLOSED POSTAGE-PAID ENVELOPE.